UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 29, 2007
(Date of earliest event reported)

              Wells Fargo Mortgage Backed Securities 2007-13 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

      New York            333-137620-18               Applied For
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(State or other       (Commission File No.   (IRS Employer Identification No.
 jurisdiction of        of issuing entity)         of issuing entity)
 incorporation
 of issuing entity)

      7430 New Technology Way, Frederick, Maryland                21703
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Address of principal executive offices                           (Zip Code)

Depositor's telephone number, including area code            (301) 846-8881
                                                  -------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated August 29, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2007-13 Trust Mortgage Pass-Through Certificates, Series 2007-13 (the "Certificates"), issued on August 29, 2007, including (i) each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-PO and Class A-R Certificates (the "Public Certificates"), having an aggregate initial principal balance of $482,513,542.00 and (ii) each of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $17,501,237.00.

            The Public Certificates were sold to Deutsche Bank Securities, Inc. pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated July 13, 2007 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Deutsche Bank Securities, Inc. ("Deutsche Bank Securities"). A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated August 29, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            The Private Certificates were transferred to Wells Fargo Bank, N.A. as partial consideration for the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement.

            The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated as of August 29, 2007 (the "Wells Fargo Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.

      ITEM 9.01   Financial Statements and Exhibits
                  ---------------------------------

                  (c)  Exhibits

      Item 601(a)
      of Regulation S-K
      Exhibit No.                    Description
      -----------                    -----------

      (1.1) Underwriting Agreement, dated February 15, 2006 and terms agreement, dated July 13, 2007, among the Company, Wells Fargo Bank, N.A. and Deutsche Bank Securities.

      (4.1) Pooling and Servicing Agreement, dated as of August 29, 2007, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

      (10.1) Servicing Agreement, dated as of August 29, 2007, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated as of August 29, 2007, between the Company and Wells Fargo Bank, N.A.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES
                                       CORPORATION

August 29, 2007                        /s/ Bradley A. Davis
                                       ----------------------------------
                                       Bradley A. Davis
                                       Vice President

                            INDEX TO EXHIBITS
                            -----------------

                                                                Paper (P) or
Exhibit No.           Description                               Electronic (E)
-----------           -----------                               --------------

      (1.1)           Underwriting Agreement, dated February
                      15, 2006 and terms agreement, dated       E
                      July 13, 2007, among the Company,
                      Wells Fargo Bank, N.A. and Deutsche
                      Bank Securities.

      (4.1)           Pooling and Servicing Agreement, dated
                      as of August 29, 2007, among Wells        E
                      Fargo Asset Securities Corporation,
                      Wells Fargo Bank, N.A. and HSBC Bank
                      USA, National Association, as trustee.

      (10.1)          Servicing Agreement, dated as of
                      August 29, 2007, between Wells Fargo      E
                      Bank, N.A., as servicer and Wells
                      Fargo Bank, N.A., as master servicer.

      (10.2)          Mortgage Loan Purchase Agreement,
                      dated as of August 29, 2007, between      E
                      the Company and Wells Fargo Bank, N.A.